VANGUARD WINDSOR(TM) FUND

SEMIANNUAL REPORT * APRIL 30, 2002

STOCK

[PICTURE OF A SHIP]
THE VANGUARD GROUP(R) LOGO

WHAT YOU CAN  CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.
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CONTENTS

Letter from the Chairman                                    1
Adviser's Report                                            5
Fund Profile                                                8
Glossary of Investment Terms                                9
Performance Summary                                        10
Financial Statements                                       11
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SUMMARY

* Vanguard Windsor Fund earned a total return of 7.6% during the first half of its 2002 fiscal year.

* Value stocks performed well during the six months, though most of the strong performance was concentrated in November and December.

* Your fund's return fell slightly short of the average for its peer group primarily because of the poor performance of several telephone- and cable-company stocks.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

VANGUARD(R) WINDSOR(TM) FUND returned 7.6% during the first half of its 2002 fiscal year, largely on the strength of the solid returns registered by value stocks during the final two months of 2001.

     As you can see in the table below, Windsor's return during the six months ended April 30 was well above that of the Standard & Poor's 500 Index, which is dominated by large-capitalization stocks. However, the fund trailed the returns of both its average peer and the Russell 1000 Value Index, a benchmark for mid- and large-cap stocks.

     The table on page 4 provides details of the fund's performance, including changes in net asset value and per-share distributions for the fund's Investor Shares and Admiral(TM) Shares (a lower-cost share class for large or long-standing accounts).

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TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  APRIL 30, 2002
--------------------------------------------------------------------------------
VANGUARD WINDSOR FUND
  Investor Shares                                                           7.6%
  Admiral Shares*                                                           3.7
Average Multi-Cap Value Fund**                                              8.9
Russell 1000 Value Index                                                    8.9
S&P 500 Index                                                               2.3
--------------------------------------------------------------------------------
*Since inception on November 12, 2001.
**Derived from data provided by Lipper Inc.

THE STOCK MARKET ROSE IN A VOLATILE PERIOD

During the six months ended April 30, 2002, the U.S. stock market alternately surged and receded, but still posted a total return of 5.2%, as measured by the Wilshire 5000 Total Market Index. It was a solid gain and a welcome reversal from the declines of recent years. For those who had investments in small-capitalization stocks, the period was especially rewarding, as the small-cap Russell 2000 Index gained 20.0%. The large-cap Russell 1000 Index returned 3.4%.

     Across all market caps, value stocks--those with below-average prices relative to earnings, book value, and other measures--retained the lead they more or less have had over growth shares since the market's peak in March 2000. In international markets, however, the lead was reversed, with growth slightly outperforming value. U.S. and international markets did have a common denominator in the period: Their returns were hampered by slumping share prices in the troubled telecommunications industry, which was burdened by overcapacity, weak demand, and heavy debt.

THE U.S. ECONOMY REBOUNDED

A modest economic recovery set the stage for the turnaround in the stock market. The recession that began in March 2001 seemed to have ended even before the

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MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED APRIL 30, 2002
                                          --------------------------------------
                                                   SIX          ONE         FIVE
                                                MONTHS         YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                   3.4%       -12.0%         7.9%
Russell 2000 Index (Small-caps)                  20.0          6.7          9.7
Wilshire 5000 Index (Entire market)               5.2         -9.9          7.7
MSCI EAFE Index (International)                   5.5        -13.9          1.3
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                       0.0%         7.8%         7.7%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index               1.2          7.2          6.5
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        1.0          2.9          4.8
================================================================================
CPI
Consumer Price Index                              1.2%         1.6%         2.3%
--------------------------------------------------------------------------------
*Annualized.

year came to a close. After falling in the third quarter of 2001, the nation's real (inflation-adjusted) gross domestic product rose in the fourth quarter, then expanded at an estimated annual rate of 5.6% in the first three months of 2002. The strong growth was bolstered by heavy investment in inventories and housing, by government defense expenditures, and by consumer spending, which never really slackened despite the economic slowdown. The job market, however, still had not caught up with the improving economy. In April the unemployment rate reached 6.0%--its highest level in almost eight years, though still low compared with the jobless rates following past recessions.

     The economy was helped along by the Federal Reserve Board, which made 11 cuts in its target for short-term interest rates in 2001, including two during your fund's fiscal half-year. The cuts brought the federal funds rate--the interest rate that banks charge each other for overnight loans made through the Federal Reserve System--to 1.75%, the lowest level in four decades.

EXCEPT FOR "JUNK," BONDS STAGNATED

The Fed's rate cuts, the recovering economy, and concerns that the Fed might start raising interest rates before year-end caused yields on longer-term bonds to rise. The Lehman Brothers Aggregate Bond Index, a proxy for the taxable, investment-grade U.S. bond market, barely broke even for the six months, as falling prices completely offset interest income (bond prices move in the opposite direction from interest rates). Problems in the telecom industry made the situation worse--bonds issued by these companies fell drastically in price. The returns for high-yield ("junk") bonds were a notable exception to bonds' overall low returns: The Lehman High Yield Index gained 6.6% for the six months.

     The yield of the 10-year U.S. Treasury note rose 86 basis points (0.86 percentage point) during the six months to end the period at 5.09%. The yield of the 3-month Treasury bill--which follows the Fed's rate changes with a slight lag--fell 25 basis points to 1.76%.

--------------------------------------------------------------------------------
The nation's real gross domestic product expanded at an estimated annual rate of 5.6% in first-quarter 2002.
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                                       2

--------------------------------------------------------------------------------
Later in the period, the fund faced a market downturn and troubles for WorldCom.
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FOR WINDSOR, A STRONG START CARRIED PERFORMANCE

Vanguard Windsor Fund got off to a strong start during the half-year--returning more than 12% in the first two months of the period--but struggled later amid a general downturn in the market and a sharp drop in one of its biggest holdings.

     The fund lagged the Russell 1000 Value Index primarily because of poor performance among utilities holdings. A major detriment was our large stake in WorldCom, the struggling telecommunications giant, which was the fund's third-largest holding when the fiscal year began in November. WorldCom returned -82% for the six months. The company has been battered by concerns about overcapacity in the industry, price wars, tough competition, mounting debt, and a Securities and Exchange Commission review of its accounting practices. Windsor was also hurt by a slew of negative returns from cable television companies and local phone companies. Altogether, while the utilities sector was the worst-performing group in the Russell 1000 Value Index, it performed even worse for Windsor--damaging our relative return even though the fund had a smaller stake in utilities (an average of 10% of assets, versus about 15% for the index).

     Aside  from the  utilities  sector,  your  fund  booked  relatively  strong performance. Our commitments to the financial services and materials & processing sectors, which together accounted for more than 40% of the fund's assets during the period, contributed positively to our results. For further details on the fund's performance, see the Adviser's Report on page 5.

     Windsor's assets are divided between two investment advisers--Wellington Management Company, llp, and Sanford C. Bernstein & Co., LLC--each of which uses its own methods to independently pursue the objectives of long-term growth of capital and income. The table below shows the percentage of fund assets allocated to each as of April 30.

     We believe that our experienced investment managers are a major strength for the Windsor Fund. Our low costs also have provided us with a significant edge. The fund's annualized expense ratio (operating expenses as a percentage of average net assets) of 0.45%, or $4.50 per $1,000 invested, for the Investor Shares is just a fraction of the 1.46%, or $14.60 per $1,000 invested, charged by the average peer fund. This advantage has worked to the benefit of our shareholders year in and year out, and is especially powerful over the long run.

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FUND ASSETS MANAGED                                               APRIL 30, 2002
                                                                ----------------
                                                $ MILLION             PERCENTAGE
--------------------------------------------------------------------------------
Wellington Management Company, llp                $12,187                    71%
Sanford C. Bernstein & Co., LLC                     4,487                    26
Cash Investments*                                     548                     3
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Total                                             $17,222                   100%
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*This  cash is  invested  by The  Vanguard  Group in equity  index  products  to simulate investment in stocks. Each adviser also may maintain a modest cash position.

VALUE CAN PLAY AN IMPORTANT ROLE

Value stocks have been in favor recently, but it wasn't long ago that growth ruled the day. That's why we advise investors to develop a portfolio diversified both across asset classes--stocks, bonds, and cash--and within asset classes. The Windsor Fund, with its low costs and experienced investment managers, provides an excellent building block for a balanced investment plan.

     Once you have such a plan in place, it's wise to leave your selections relatively fixed and let time and compounding pilot you toward your goals.

We thank you for entrusting your hard-earned money to us.


Sincerely,



/S/JOHN J. BRENNAN
(PHOTO OF JOHN J. BRENNAN)
JOHN J. BRENNAN
Chairman and Chief Executive Officer

May 9, 2002


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YOUR FUND'S PERFORMANCE AT A GLANCE: OCTOBER 31, 2001-APRIL 30, 2002

                                                              DISTRIBUTIONS
                                                                PER SHARE
                                                          ----------------------
                                 STARTING        ENDING      INCOME      CAPITAL
                              SHARE PRICE   SHARE PRICE   DIVIDENDS        GAINS
--------------------------------------------------------------------------------
VANGUARD WINDSOR FUND
  Investor Shares                  $14.27        $14.96      $0.089       $0.312
  Admiral Shares                    50.00*        50.49       0.305        1.054
--------------------------------------------------------------------------------
*At inception on November 12, 2001.

ADVISER'S REPORT

Vanguard Windsor Fund's 7.6% return during the six months ended April 30, 2002, was well ahead of the 2.3% gain of the S&P 500 Index. However, we trailed the 8.9% return recorded by both the average multi-cap value fund and the Russell 1000 Value Index.

A TALE OF TWO QUARTERS

The first half of our fiscal year was really a tale of two quarters. In the November- January quarter, the market was strong, rebounding from the post-September 11 sell-off. Windsor also did very well in this period, outperforming both the S&P 500 and the large-cap value indexes. In the February-April quarter, however, the market turned weak and the fund's results were not so distinguished--ahead of the S&P 500, but behind the Russell value index.

     The market, which priced in an economic recovery through most of last year, is getting impatient for that recovery to become more noticeable, especially in corporate profits. We are still confident that the profit trend will show clear improvement through 2002, especially given the very strong productivity improvement that we have seen in the United States over the last two quarters. As corporate profits improve, so should business sentiment and discretionary spending. These trends will join with already solid consumer spending to complete the economic recovery picture and make the market feel better about things.

     The other big issue in the market lately, besides corporate profits and the economy, has been the extraordinary amount of investor cynicism and mistrust spawned by the Enron collapse. Investors are questioning accountants, analysts, the credit agencies, Wall Street, and corporate America itself. Managements are trying to deliver the greatly increased and more transparent disclosure that investors are demanding. We think that all of this will run its course and that confidence will be restored, but the process will take a while. In the end, it will prove to have been a good drill, resulting in the finding that the vast preponderance of American corporations are real companies, run by basically honest folks, and with fairly stated financials. In short, Enron will turn out to have been much more exceptional than is currently feared. For our part, we never could make sense of that company, and never owned a share; we

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INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by emphasizing common stocks that are generally misunderstood, out of favor, or undervalued by fundamental measures such as price/earnings ratio or dividend yield. The fund may concentrate a large portion of assets in those securities or industries the advisers believe offer the best return potential.
--------------------------------------------------------------------------------
were never comfortable with management's assertion that Enron could make lots of money in a trading business without taking a lot of risk.

     After its recent sell-off, the S&P 500 Index is trading at about 21 times this year's expected earnings and about 18 times next year's. Stocks are fairly priced or slightly undervalued, in our view. As the recovery in corporate profits that we expect becomes more evident, and as investor cynicism and mistrust abate, the market should start acting better through the balance of 2002, in our opinion.

THE FUND'S HALF-YEAR PERFORMANCE

For our portion of the fund during the six months, the holdings in the consumer discretionary, financial services, materials & processing, health care, and energy sectors outperformed the equivalent sectors in both the S&P 500 Index and the Russell 1000 Value Index. Our holdings in industrial and information technology stocks outpaced those groups in the broad market, though not in the value index. However, our telecommunication services investments did very poorly and were a significant drag on results.

     In terms of individual names, the biggest positive contributors were CIGNA, TJX Companies, Staples, Toll Brothers, and Washington Mutual. The worst performers were IBM, AOL Time Warner, Adelphia Communications, Tyco International, and WorldCom. Adelphia was a plain and simple fraud, the most egregious example of management self-dealing I can recall, which has dissipated the substantial underlying asset values of the company. These asset values were the basis of our investment. WorldCom is sorely undervalued at current prices, relative to its underlying earning power in a better economy, and it has the liquidity to weather the current down cycle, in our view. We bought Tyco in early 2002 with the stock under a lot of headlines-driven pressure that we thought was way overdone. Although we are underwater to date, we think Tyco offers a quite substantial upside, to a level more in line with other well-managed, diversified industrial companies.

PORTFOLIO AND INVESTMENT STRATEGY

Compared with the S&P 500, we are still overweighted in cyclical stocks-- consumer cyclicals, capital goods, materials, transportation, media, and business services--though less so than we were 6 or 12 months ago; many of these stocks have given us good service, and we have reduced some positions. The 5%-plus estimated growth rate in U.S. gross domestic product for first-quarter 2002 is not sustainable, but we continue to think the economy will settle into a 31/2%-4% growth rate that can be sustained for some good period, and without touching off a significant acceleration in the current modest rate of inflation. Our view was fortified by the very impressive 5% rate of growth in U.S. productivity reported for the fourth quarter of 2001 and the first quarter of 2002.

     If we're right in forecasting a solid economic recovery with subdued inflation, we would expect the Federal Reserve Board to reverse some of the interest rate cutting it did last year, but not all of it--maybe 150 basis points, taking the federal funds rate from its current level of 1.75% to 3.25% over the next 12-18 months. Such an increase would be less than some fear, and should allow Windsor's large concentration in financial stocks to perform well--not that there is much true interest-rate sensitivity in our holdings.

     We are still well underweighted in technology. The sector's valuations are still rich, even when compared with earnings expected for the recovery year of 2003. However, tech is a big sector, and there are some undervalued names that have found their way into our portfolio.

     Our Windsor Fund portfolio trades at about 13 times expected earnings for 2003, a price/earnings ratio roughly 30% below the overall market's P/E. Yet we foresee five-year earnings growth of about 121/2% annually for our stocks, essentially in line with the market's growth rate. Our value proposition is that the P/E discount of our holdings is unwarranted, given the parity in expected earnings growth. We think this discount will close, which would mean above-market returns for our shareholders.


Charles T. Freeman, Portfolio Manager
David R. Fassnacht, Assistant Portfolio Manager
Wellington Management Company, llp

May 17, 2002

FUND PROFILE                                                AS OF APRIL 30, 2002
  FOR WINDSOR FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                               BEST     WILSHIRE
                                                   FUND        FIT*         5000
--------------------------------------------------------------------------------
Number of Stocks                                    161         690        5,915
Median Market Cap                                $11.9B      $28.3B       $29.1B
Price/Earnings Ratio                              24.7x       24.5x        31.5x
Price/Book Ratio                                   2.3x        2.6x         3.1x
Yield                                                          2.1%         1.4%
  Investor Shares                                  1.2%
  Admiral Shares                                   1.2%
Return on Equity                                  18.7%       19.6%        21.5%
Earnings Growth Rate                              13.6%        5.2%        10.3%
Foreign Holdings                                   7.5%        0.0%         0.0%
Turnover Rate                                     31%**          --           --
Expense Ratio
  Investor Shares                               0.45%**          --           --
  Admiral Shares                                0.39%**          --           --
Cash Investments                                   1.3%          --           --
--------------------------------------------------------------------------------

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TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Citigroup, Inc.                                                             5.1%
  (banking)
Alcoa Inc.                                                                  3.9
  (metals & mining)
Washington Mutual, Inc.                                                     3.6
  (banking)
TJX Cos., Inc.                                                              3.1
  (retail)
Pharmacia Corp.                                                             2.5
  (pharmaceuticals)
CIGNA Corp.                                                                 2.4
  (insurance)
International Business Machines Corp.                                       2.0
  (computer hardware)
Eaton Corp.                                                                 2.0
  (manufacturing)
Petrol Brasil ADR                                                           1.9
  (energy)
Engelhard Corp.                                                             1.8
  (manufacturing)
--------------------------------------------------------------------------------
Top Ten                                                                    28.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                                               BEST     WILSHIRE
                                           FUND      FIT*      FUND         5000
--------------------------------------------------------------------------------
R-Squared                                  0.87      1.00      0.42         1.00
Beta                                       1.10      1.00      0.62         1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Market Cap      Medium
Style           Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                                             BEST       WILSHIRE
                                                 FUND        FIT*           5000
--------------------------------------------------------------------------------
Auto & Transportation                           5.4%         3.6%           2.4%
Consumer Discretionary                         12.3         11.3           15.4
Consumer Staples                                1.5          7.1            7.4
Financial Services                             28.4         32.1           21.7
Health Care                                     8.9          5.5           13.8
Integrated Oils                                 5.7          8.5            3.7
Other Energy                                    1.3          1.4            2.3
Materials & Processing                         14.3          5.3            4.0
Producer Durables                               4.2          4.1            3.9
Technology                                      6.5          5.4           14.0
Utilities                                       7.2         13.1            6.9
Other                                           4.3          2.6            4.5
--------------------------------------------------------------------------------
*Russell 1000 Value Index.
**Annualized.
                                                           (PICTURE OF COMPUTER)
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         AS OF APRIL 30, 2002
  FOR WINDSOR FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) OCTOBER 31, 1991-APRIL 30, 2002

                         FUND         INDEX
           1992           9.3          10.7
           1993          28.3          25.2
           1994           6.3           0.8
           1995          17.8          24.7
           1996          23.2          23.7
           1997            27          33.2
           1998          -0.8          14.8
           1999          13.7          16.5
           2000          11.6           5.5
           2001          -0.4         -11.9
           2002**         7.6           8.9
--------------------------------------------------------------------------------
*Six months ended April 30, 2002.
Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                  TEN YEARS
                                              ONE   FIVE   ---------------------
                           INCEPTION DATE    YEAR  YEARS  CAPITAL  INCOME TOTAL
--------------------------------------------------------------------------------

Windsor Fund
  Investor Shares              10/23/1958   7.30% 10.40%   11.46%   2.57% 14.03%
  Admiral Shares               11/12/2001   9.46*     --       --      --     --
--------------------------------------------------------------------------------
*Return since inception.

FINANCIAL STATEMENTS
        APRIL 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                   MARKET VALUE*
WINDSOR FUND                                               SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.5%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (5.2%)
    Canadian National Railway Co.                       5,692,100 $     272,367
*(2)Continental Airlines, Inc. Class B                  4,964,700       129,082
*   Compagnie Generale des
      Etablissements Michelin
      Class B                                           3,000,586       116,261
    Genuine Parts Co.                                   1,712,900        59,112
    Norfolk Southern Corp.                              2,743,600        58,795
    CSX Corp.                                           1,619,900        58,592
    Burlington Northern
      Santa Fe Corp.                                    1,949,000        53,578
    Magna International, Inc.
      Class A                                             638,700        47,194
*   Northwest Airlines Corp.
      Class A                                           2,129,200        39,262
    Dana Corp.                                          1,550,200        31,407
    The Goodyear Tire & Rubber Co.                      1,097,000        24,408
*   Lear Corp.                                             36,200         1,861
                                                                 ---------------
                                                                 $      891,919
                                                                 ---------------
CONSUMER DISCRETIONARY (11.7%)
    TJX Cos., Inc.                                     12,260,000       534,291
(2) Ross Stores, Inc.                                   6,767,000       274,808
*   AOL Time Warner Inc.                               14,443,400       274,713
*   Staples, Inc.                                      11,186,500       223,394
*(2)Republic Services, Inc. Class A                     8,474,800       167,801
*(2)KPMG Consulting Inc.                                8,262,900       144,601
    May Department Stores Co.                           1,780,400        61,744
    Leggett & Platt, Inc.                               2,013,600        52,958
    Whirlpool Corp.                                       629,800        47,204
    Sears, Roebuck & Co.                                  841,800        44,405
    Gannett Co., Inc.                                     600,000        43,980
*   Federated Department Stores, Inc.                   1,100,300        43,715
    VF Corp.                                              994,300        43,521
    Liz Claiborne, Inc.                                 1,077,000        33,699
    Wendy's International, Inc.                           669,600        25,043
                                                                 ---------------
                                                                 $    2,015,877
                                                                 ---------------

CONSUMER STAPLES (1.4%)
    Philip Morris Cos., Inc.                            1,902,900       103,575
    ConAgra Foods, Inc.                                 2,395,800        58,697
    The Procter & Gamble Co.                              317,000        28,612
    SuperValu Inc.                                        942,100        28,263
    Tyson Foods, Inc.                                   1,911,500        26,799
                                                                 ---------------
                                                                 $      245,946
                                                                 ---------------

FINANCIAL SERVICES (27.1%)
    BANKS--NEW YORK CITY (0.1%)
    J.P. Morgan Chase & Co.                               415,800        14,595

    BANKS--OUTSIDE NEW YORK CITY (5.9%)
    UnionBanCal Corp.                                   4,313,000       208,749
    Bank of America Corp.                               2,313,500       167,682
    U.S. Bancorp                                        6,179,321       146,450
    Wachovia Corp.                                      2,531,300        96,291
    FleetBoston Financial Corp.                         2,700,704        95,335
    Bank One Corp.                                      2,220,900        90,768
    National City Corp.                                 2,185,700        68,194
    Comerica, Inc.                                        950,000        59,708

--------------------------------------------------------------------------------
                                                                   MARKET VALUE*
WINDSOR FUND                                               SHARES          (000)
--------------------------------------------------------------------------------
    Regions Financial Corp.                             1,533,450 $      53,778
    Wells Fargo & Co.                                     510,000        26,087

    DIVERSIFIED FINANCIAL SERVICES (5.4%)
    Citigroup, Inc.                                    20,240,246       876,403
*   Promise Co. Ltd.                                      898,900        47,395
*   Takefuji Corp.                                        100,000         7,227
    Morgan Stanley Dean Witter & Co.                       76,400         3,646

    FINANCIAL MISCELLANEOUS (1.9%)
    Fannie Mae                                          1,730,700       136,604
    Freddie Mac                                         1,700,000       111,095
(2) Metris Cos., Inc.                                   6,461,400        84,257

    INSURANCE--MULTILINE (3.8%)
    CIGNA Corp.                                         3,762,500      410,113
    The Hartford Financial Services Group Inc.          2,863,400      198,434
    Torchmark Corp.                                     1,182,800       48,365

    INSURANCE--PROPERTY--CASUALTY (3.2%)
    Ace, Ltd.                                           3,092,000      134,564
    RenaissanceRe Holdings Ltd.                         1,080,500      126,635
(2) IPC Holdings Ltd.                                   2,815,200       95,998
    PartnerRe Ltd.                                      1,622,700       87,593
    The Chubb Corp.                                       907,500       69,605
    The PMI Group Inc.                                    317,500       25,756

    REAL ESTATE INVESTMENT TRUST (0.8%)
(2) Liberty Property Trust REIT                         3,924,100       125,375
    Equity Office Properties Trust REIT                   439,700        12,589

    SAVINGS & LOAN (5.7%)
    Washington Mutual, Inc.                            16,459,119       621,003
    Golden West Financial Corp.                         4,201,000       287,306
    Charter One Financial, Inc.                         2,065,077        73,062
*   Dime Bancorp Inc. Litigation Tracking Warrants      7,771,300         1,166

    SECURITIES BROKERS & SERVICES (0.3%)
    Lehman Brothers Holdings, Inc.                        912,900        53,861
                                                                 ---------------
                                                                 $    4,665,689
                                                                 ---------------
HEALTH CARE (8.5%)
    Pharmacia Corp.                                    10,613,904       437,611
*(2)Health Net Inc.                                    10,398,560       308,317
*   Oxford Health Plan                                  3,900,000       180,024
    Aventis SA ADR                                      2,494,350       176,226
    Schering-Plough Corp.                               5,607,000       153,071
    Merck & Co., Inc.                                   1,603,000        87,107
    Wyeth                                               1,200,000        68,400
    Aetna Inc.                                            875,400        41,669
    Aventis SA Class A                                     99,671         7,082
*   Pacificare Health Systems, Inc.                       201,400         6,094
                                                                 ---------------
                                                                 $    1,465,601
                                                                 ---------------
INTEGRATED OILS (5.5%)
    Petrol Brasil ADR                                   9,722,000       239,161
    ExxonMobil Corp.                                    4,459,008       179,118
    Phillips Petroleum Co.                              2,355,400       140,876
    Petrol Brasil Series A ADR                          3,436,300        80,409
    Occidental Petroleum Corp.                          2,623,200        75,417
    ChevronTexaco Corp.                                   816,739        70,819
    Petro Canada                                        2,004,700        53,546
    Conoco Inc.                                         1,831,300        51,368
    Amerada Hess Corp.                                    666,700        51,256
                                                                 ---------------
                                                                 $      941,970
                                                                 ---------------
OTHER ENERGY (1.3%)
    GlobalSantaFe Corp.                                 3,194,600       112,099
    Valero Energy Corp.                                   951,300        41,058
    EnCana Corp.                                        1,091,600        34,331
    Devon Energy Corp.                                    641,826        31,648
                                                                 ---------------
                                                                 $      219,136
                                                                 ---------------

MATERIALS & PROCESSING (13.6%)
    Alcoa Inc.                                         19,667,768       669,294
(2) Engelhard Corp.                                    10,454,200       318,017
    Air Products & Chemicals, Inc.                      3,774,700       181,374
    Jefferson Smurfit Group PLC ADR                     6,918,641       165,563
    Abitibi-Consolidated, Inc.                         15,176,789       136,591
    Rohm & Haas Co.                                     3,335,300       123,773
*   Packaging Corp. of America                          5,173,200       102,171
    Pechiney SA ADR A                                   2,861,128        69,525
    Praxair, Inc.                                       1,108,200        63,278
    International Paper Co.                             1,497,281        62,032
    Dow Chemical Co.                                    1,854,900        58,986
    Sonoco Products Co.                                 1,942,300        56,132
    Monsanto Co.                                        1,561,100        48,082
    Sherwin-Williams Co.                                1,543,300        47,426
*   Smurfit-Stone Container Corp.                       2,487,800        40,402
    MeadWestvaco Corp.                                  1,185,000        34,792
    Eastman Chemical Co.                                  600,500        26,482
    Ashland, Inc.                                         607,000        24,784
    Temple-Inland Inc.                                    467,800        24,765
*   AK Steel Corp.                                      1,735,452        21,277
*   Owens-Illinois, Inc.                                1,303,800        20,887
*   Phosphate Resources Partners LP                     4,018,800        17,683
    Boise Cascade Corp.                                   473,900        16,051
*   Crown Cork & Seal Co., Inc.                         1,398,300        15,745
*(2)Kaiser Aluminum Corp.                               6,048,434           484
                                                                 ---------------
                                                                 $    2,345,596
                                                                 ---------------

PRODUCER DURABLES (4.0%)
*(2)Toll Brothers, Inc.                                 5,288,332       157,328
    KB HOME                                             2,491,300       124,191

--------------------------------------------------------------------------------
                                                                   MARKET VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
*(2)Axcelis Technologies, Inc.                          6,953,089 $     100,124
*   Teradyne, Inc.                                      2,800,000        92,260
(2) MDC Holdings, Inc.                                  1,808,383        91,323
    Cooper Industries, Inc.                               893,100        39,118
*   Varian Semiconductor Equipment Associates, Inc.       601,300        28,093
    Centex Corp.                                          464,900        26,174
*   Beazer Homes USA, Inc.                                183,800        16,270
    Thomas & Betts Corp.                                  648,600        15,242
    CNH Global NV                                         858,500         4,936
                                                                 ---------------
                                                                 $      695,059
                                                                 ---------------

TECHNOLOGY (6.2%)
    International Business Machines Corp.               4,092,500       342,788
*(2)Arrow Electronics, Inc.                            10,575,900       279,204
    Avnet, Inc.                                         4,571,600       117,124
    Hewlett-Packard Co.                                 3,961,300        67,738
*   Solectron Corp.                                     6,650,600        48,549
*   Vishay Intertechnology, Inc.                        2,121,721        46,657
*   Unisys Corp.                                        2,500,500        33,757
*   Oracle Corp.                                        3,300,000        33,132
*   Dell Computer Corp.                                 1,226,500        32,306
*   Flextronics International Ltd.                      2,000,000        27,700
*   Ingram Micro, Inc. Class A                          1,470,500        21,852
*   Tellabs, Inc.                                       1,190,000        10,103
*   Palm, Inc.                                          1,342,700         4,256
                                                                 ---------------
                                                                 $    1,065,166
                                                                 ---------------

UTILITIES (6.9%)
*   Comcast Corp.-Special Class A                       8,541,000       228,472
*   Cox Communications, Inc. Class A                    5,062,200       169,027
*   WorldCom Inc.- WorldCom Group                      54,562,789       135,261
*   Adelphia Communications Corp. Class A              15,637,000        94,135
    Verizon Communications                              2,195,442        88,059
    SBC Communications Inc.                             2,812,720        87,363
    Consolidated Edison Inc.                            1,376,000        59,980
    American Electric Power Co., Inc.                   1,213,400        55,574
    Ameren Corp.                                        1,272,300        53,131
    BellSouth Corp.                                     1,568,400        47,601
    Cinergy Corp.                                       1,334,900        47,429
    Qwest Communications International Inc.             7,176,350        36,097
*   AT&T Wireless Services Inc.                         2,806,068        25,114
*   Comcast Corp. Class A                                 789,700        22,262
*   Mediacom Communications Corp.                       2,103,600        21,036
    Puget Energy, Inc.                                    273,200         5,663
*(2)McLeodUSA, Inc. Class A                            62,000,000         4,151
    Worldcom, Inc.-MCI Group                            1,024,773         3,844
    AT&T Corp.                                            262,700         3,447
                                                                 ---------------
                                                                 $    1,187,646
                                                                 ---------------
OTHER (4.1%)
(2) Eaton Corp.                                         4,026,800       340,708
    Tyco International Ltd.                            16,600,000       306,270
    Georgia Pacific Group                               1,939,371        56,203
                                                                 ---------------
                                                                 $      703,181
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $15,076,669)                                           $   16,442,786
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (4.7%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
    Equity Receipts --
    Total Stock Market                                  3,883,100       393,669

                                                      FACE AMOUNT
                                                            (000)
                                                      -----------
FEDERAL NATIONAL MORTGAGE ASSN.
(3) 1.83%, 7/31/2002                                     $ 10,000         9,956
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    1.92%, 5/1/2002                                       380,057       380,057
    1.92%, 5/1/2002--Note G                                28,863        28,863
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
    (COST $810,577)                                              $      812,545
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
    (COST $15,887,246)                                               17,255,331
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     63,264
Liabilities--Note G                                                     (96,314)
                                                                   -------------
                                                                        (33,050)
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $17,222,281
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 98.7% and 1.5%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $2,621,578,000.
(3)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                          AMOUNT
WINDSOR FUND                                                               (000)
--------------------------------------------------------------------------------
AT APRIL 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $15,348,658
Undistributed Net Investment Income                                      47,176
Accumulated Net Realized Gains                                          465,642
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                               1,368,085
  Futures Contracts                                                      (7,280)
--------------------------------------------------------------------------------
NET ASSETS                                                          $17,222,281
================================================================================

Investor Shares--Net Assets

Applicable to 975,501,088 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                         $14,592,390
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                        $14.96
================================================================================

Admiral Shares--Net Assets

Applicable to 52,083,896 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $2,629,891
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                         $50.49
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                   WINDSOR FUND
                                                SIX MONTHS ENDED APRIL 30, 2002
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                          $ 120,444
  Interest                                                                5,464
  Security Lending                                                          577
--------------------------------------------------------------------------------
    Total Income                                                 $      126,485
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                            10,996
    Performance Adjustment                                                6,284
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                    18,189
      Admiral Shares                                                      1,649
    Marketing and Distribution
      Investor Shares                                                       988
      Admiral Shares                                                         50
  Custodian Fees                                                            106
  Auditing Fees                                                               6
  Shareholders' Reports
    Investor Shares                                                         167
    Admiral Shares                                                           13
  Trustees' Fees and Expenses                                                 8
--------------------------------------------------------------------------------
    Total Expenses                                                       38,456
    Expenses Paid Indirectly--Note D                                     (2,444)
--------------------------------------------------------------------------------
    Net Expenses                                                         36,012
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    90,473
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                           454,151
  Futures Contracts                                                      13,522
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                467,673
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 634,690
  Futures Contracts                                                      (7,898)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        626,792
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $1,184,938
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies were $15,441,000 and $140,010,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.
--------------------------------------------------------------------------------
                                                               WINDSOR FUND
                                               ---------------------------------
                                                   SIX MONTHS               YEAR
                                                        ENDED              ENDED
                                                APR. 30, 2002      OCT. 31, 2001
                                                        (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                              $ 90,473         $ 230,086
  Realized Net Gain (Loss)                            467,673           389,211
  Change in Unrealized Appreciation (Depreciation)    626,792          (714,033)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                       1,184,938           (94,736)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                   (90,415)         (255,334)
    Admiral Shares                                     (8,042)                --
  Realized Capital Gain*
    Investor Shares                                  (316,967)       (1,780,680)
    Admiral Shares                                    (27,793)                --
--------------------------------------------------------------------------------
    Total Distributions                              (443,217)       (2,036,014)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
  Investor Shares                                  (1,997,550)        1,957,027
  Admiral Shares                                    2,717,048                 --
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                                719,498         1,957,027
--------------------------------------------------------------------------------
  Total Increase (Decrease)                         1,461,219          (173,723)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                              15,761,062        15,934,785
--------------------------------------------------------------------------------
  End of Period                                   $17,222,281       $15,761,062
================================================================================
*Includes fiscal 2002 and 2001 short-term gain distributions totaling $110,500,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

WINDSOR FUND INVESTOR SHARES
--------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED ---------------------------------------------------------
THROUGHOUT EACH PERIOD                     APRIL 30, 2002      2001         2000      1999       1998       1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $14.27    $16.44       $16.91    $16.34     $19.55     $16.99
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .079       .22         .28        .27        .23        .36
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 1.012      (.29)        1.44      1.77       (.32)      3.94
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               1.091      (.07)        1.72      2.04       (.09)      4.30
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.089)     (.25)        (.29)     (.24)      (.24)      (.41)
  Distributions from Realized Capital Gaines       (.312)    (1.85)       (1.90)    (1.23)     (2.88)     (1.33)
-------------------------------------------------------------------------------------------------------------------
    Total Distributions                            (.401)    (2.10)       (2.19)    (1.47)     (3.12)     (1.74)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $14.96    $14.27       $16.44    $16.91     $16.34     $19.55
===================================================================================================================

TOTAL RETURN                                        7.61%    -0.37%       11.60%    13.74%     -0.78%     27.04%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)             $14,592   $15,761      $15,935   $16,824    $18,355    $20,678
Ratio of Total Expenses to Average Net Assets      0.45%*     0.41%        0.31%     0.28%      0.27%      0.27%
Ratio of Net Investment Income to
  Average Net Assets                               1.05%*     1.37%        1.75%     1.56%      1.31%      1.89%
Portfolio Turnover Rate                              31%*       33%          41%       56%        48%        61%
===================================================================================================================
*Annualized.

WINDSOR FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                               NOV. 12, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      APR. 30, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .257
  Net Realized and Unrealized Gain (Loss) on Investments                  1.592
--------------------------------------------------------------------------------
    Total from Investment Operations                                      1.849
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.305)
  Distributions from Realized Capital Gains                              (1.054)
--------------------------------------------------------------------------------
    Total Distributions                                                  (1.359)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $50.49
================================================================================

TOTAL RETURN                                                               3.67%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                   $2,630
  Ratio of Total Expenses to Average Net Assets                          0.39%**
  Ratio of Net Investment Income to Average Net Assets                   1.05%**
  Portfolio Turnover Rate                                                  31%**
================================================================================
*Inception.
**Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

     A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agree-ments secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

     B. Wellington Management Company, llp, and Sanford C. Bernstein & Co., LLC, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee of Wellington Management Company, llp, is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Sanford C. Bernstein & Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index. The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

     For the six months ended April 30, 2002, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets before an increase of $6,284,000 (0.07%) based on performance.

     C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2002, the fund had contributed capital of $2,735,000 to Vanguard (included in Other Assets), representing 0.02% of net assets and 2.73% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

     D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $2,432,000 and $12,000, respectively. The total expense reduction represented an effective annual rate of 0.03% of the fund's average net assets.

     E. During the six months ended April 30, 2002, the fund purchased $2,840,867,000 of investment securities and sold $2,627,277,000 of investment securities, other than temporary cash investments.


     F. At April 30, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,368,085,000, consisting of unrealized gains of $4,303,355,000 on securities that had risen in value since their purchase and $2,935,270,000 in unrealized losses on securities that had fallen in value since their purchase.

     At April 30, 2002, the aggregate settlement value of open futures contracts expiring in June 2002 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                                (000)
                                                         -----------------------
                                                      AGGREGATE       UNREALIZED
                                         NUMBER OF   SETTLEMENT     APPRECIATION
FUTURES CONTRACTS                   LONG CONTRACTS        VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                                  438     $117,953         $(7,954)
S&P MidCap 400 Index                           146       39,336             674
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

     G. The market value of securities on loan to broker/dealers at April 30, 2002, was $28,679,000, for which the fund held cash collateral of $28,863,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                YEAR ENDED
                                    APR. 30, 2002                OCT. 31, 2001
                               ----------------------       --------------------
                                  AMOUNT     SHARES          AMOUNT      SHARES
                                   (000)      (000)          (000)        (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                      $ 869,749     56,307      $1,852,074      118,941
  Issued in Lieu of
    Cash Distributions          385,916     25,507       1,910,548      133,500
  Redeemed                   (3,253,215)  (210,768)     (1,805,595)    (117,276)
    Net Increase (Decrease)--
      Investor Shares        (1,997,550)  (128,954)      1,957,027      135,165
Admiral Shares
  Issued                      2,766,522     53,022               --           --
  Issued in Lieu of
    Cash Distributions           33,126        649               --           --
  Redeemed                      (82,600)    (1,587)              --           --
    Net Increase (Decrease)--
      Admiral Shares          2,717,048     52,084               --           --
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting); University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[PICTURE OF A SHIP]
THE VANGUARD(R) LOGO
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Admiral, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

Standard & Poor's 500, S&P 500(R), and S&P MidCap 400 are trademarks of The McGraw-Hill Companies, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER

Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q222 062002

VANGUARD WINDSOR(TM)II FUND

SEMIANNUAL REPORT * APRIL 30, 2002

STOCK

[PICTURE OF A SHIP]
THE VANGUARD GROUP(R) LOGO

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under  our  unique  corporate  structure,  shareholders  like  you  own the
Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                        1
Adviser's Report                                5
Fund Profile                                    8
Glossary of Investment Terms                    9
Performance Summary                            10
Financial Statements                           11
Advantages of Vanguard.com                     24
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Windsor II Fund, benefiting from investors' preference for defensive shares, returned 7.6% during the first half of its 2002 fiscal year.
* Beaten-down but still-pricey sectors such as technology continued to suffer.
* In such defensively focused periods, the fund has often gained an edge from its pronounced "value" character.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

VANGUARD(R) WINDSOR(TM) II fund returned 7.6% during the first half of its 2002 fiscal year, benefiting from the stock market's embrace of value-oriented shares. This result exceeded the returns of the broad market and the average large-capitalization value fund, but trailed the 8.9% return of the Russell 1000 Value Index, a broad benchmark of large-cap value stocks.

     The table below presents the total returns--capital change plus reinvested dividends--for Windsor II's Investor and Admiral(TM) Shares and for the fund's comparative standards. The components of your fund's total returns can be found on page 4.

--------------------------------------------------------
TOTAL RETURNS                           SIX MONTHS ENDED
                                          APRIL 30, 2002
--------------------------------------------------------
VANGUARD WINDSOR II FUND
  Investor Shares                                   7.6%
  Admiral Shares                                    7.6
Average Large-Cap Value Fund*                       5.6
Russell 1000 Value Index                            8.9
Wilshire 5000 Index                                 5.2
--------------------------------------------------------
*Derived from data provided by Lipper Inc.

THE STOCK MARKET ROSE IN A VOLATILE PERIOD

During the six months ended April 30, 2002, the U.S. stock market alternately surged and receded, but still produced a total return of 5.2%, as measured by the Wilshire 5000 Total Market Index. It was a solid gain and a welcome reversal from the declines of recent years. For those who had investments in small-capitalization stocks, the period was especially rewarding, as the small-cap Russell 2000 Index gained 20.0%. The large-cap Russell 1000 Index returned 3.4%.

     Across all market caps, value stocks--those with below-average prices relative to earnings, book value, and other measures--retained the lead they more or less have had over growth shares since the market's peak in March 2000. In international markets, however, the lead was reversed, with growth slightly outperforming value. U.S. and international markets did have a common denominator in the period: Their returns were hampered by slumping share prices in the troubled telecommunications industry, which was burdened by overcapacity, weak demand, and heavy debt.

THE U.S. ECONOMY REBOUNDED

A modest economic recovery set the stage for the turnaround in the stock market. The recession that began in March 2001 seemed to have ended even before the year came to a close. After falling in the third quarter of 2001, the nation's real (inflation-adjusted) gross domestic product rose in the fourth quarter, then surged at an estimated annual rate of 5.6% in the first three months of 2002. The strong growth was bolstered by heavy investment in inventories and housing, by government defense expenditures, and by consumer spending, which never really slackened despite the economic slowdown. The job market, however, still had not caught up with the improving economy. In April the unemployment rate reached 6.0%--the highest level in almost eight years, though still low compared with the jobless rates following past recessions.

-----------------------------------------------------------------------------
MARKET BAROMETER                                                TOTAL RETURNS
                                                 PERIODS ENDED APRIL 30, 2002
                                                -----------------------------
                                                SIX          ONE         FIVE
                                             MONTHS         YEAR       YEARS*
-----------------------------------------------------------------------------
STOCK
Russell 1000 Index (Large-caps)                3.4%       -12.0%         7.9%
Russell 2000 Index (Small-caps)               20.0          6.7          9.7
Wilshire 5000 Index (Entire market)            5.2         -9.9          7.7
MSCI EAFE Index (International)                5.5        -13.9          1.3
-----------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                    0.0%         7.8%         7.7%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index            1.2          7.2          6.5
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                     1.0          2.9          4.8
=============================================================================
CPI
Consumer Price Index                           1.2%         1.6%         2.3%
-----------------------------------------------------------------------------
*Annualized.

     The economy was helped along by the Federal Reserve Board, which made 11 cuts in its target for short-term interest rates in 2001, including two during your fund's fiscal half-year. The cuts brought the federal funds rate--the interest rate that banks charge each other for overnight loans made through the Federal Reserve System--to 1.75%, the lowest level in four decades.

BONDS STAGNATED

The Fed's rate cuts, the recovering economy, and concerns that the Fed may start raising interest rates before year-end caused yields on longer-term bonds to rise. The Lehman Brothers Aggregate Bond Index, a proxy for the taxable, investment-grade U.S. bond market, had a zero return for the six months, as falling prices completely offset interest income (bond prices move in the opposite direction from interest rates). As with the stock market, problems in the telecom industry made the situation worse--bonds issued by these companies fell drastically in price. The returns for high-yield ("junk") bonds were a notable exception to bonds' overall low returns: The Lehman High Yield Index gained 6.6% for the six months.

     The yield of the 10-year U.S. Treasury note rose 86 basis points (0.86 percentage point) during the six months to end the period at 5.09%. The yield of the 3-month Treasury bill--which follows the Fed's rate changes with a slight lag--fell 25 basis points to 1.76%.

WINDSOR II'S VALUE STRATEGY FOUND FAVOR

Because of its emphasis on attractively valued stocks, Vanguard Windsor II Fund benefited from holdings in some of the market's best-performing sectors during the past six months. While long-suffering but still pricey sectors such as technology continued to incur the market's disfavor, your fund's financial services, consumer discretionary, and consumer staples stocks registered strong returns as investors found comfort in more defensive stocks. Together, these stocks accounted for more than half the fund's assets and helped Windsor II to outperform the broad market.

--------------------------------------------------------------------------------
When value stocks come to the fore, your fund has often had an advantage over its average peer because of its consistent "value" character. Your fund also has benefited in competitive terms from its lower expenses.
--------------------------------------------------------------------------------

     Windsor II's result also compared favorably with that of the average large-cap value fund. In fact, your fund outperformed more than 70% of its mutual fund peers during the half-year. When value stocks come to the fore, your fund has often had an advantage over its average peer because of its consistent "value" character. Unlike Windsor II, for example, your fund's average peer held sizable positions in technology and health care stocks--two growth-oriented sectors that fared poorly during the past six months. As the table below illustrates, Windsor II's distinctive value emphasis is actually the product of decisions made by four different investment advisers, an arrangement that gives the fund flexibility in the management of its large asset base. Your fund also has benefited in competitive terms from its lower expenses. Windsor II's 0.39% expense ratio is nearly a full percentage point lower than the 1.38% average expense ratio charged by other large value funds. Low costs, of course, are a powerful advantage in any type of market.

     The fund lagged the unmanaged Russell 1000 Value Index--a reasonable reference point for Windsor II but one that encompasses a broader range of stocks than your fund--because some of our health care selections turned in poor performances. Your fund also paid a price for its sizable stake in Kmart, the embattled retailer, which accounted for 1.2% of fund assets at the start of the six months. The Adviser's Report on page 5 includes more information about individual stock selection.

-----------------------------------------------------------------------------
FUND ASSETS MANAGED                                            APRIL 30, 2002
                                                   --------------------------
                                                       $ MILLION   PERCENTAGE
-----------------------------------------------------------------------------
Barrow, Hanley, Mewhinney & Strauss, Inc.          $      15,686          61%
Equinox Capital Management, LLC                            3,802          15
Tukman Capital Management, Inc.                            3,279          13
Vanguard Quantitative Equity Group                         1,615           6
Cash Investments*                                          1,209           5
-----------------------------------------------------------------------------
Total                                              $      25,591         100%
-----------------------------------------------------------------------------
* This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks. Each adviser may also maintain a modest cash position.

VALUE: ONE PIECE OF YOUR PLAN

Value stocks have been in favor recently, but it wasn't long ago that growth ruled the day. That's why we advise investors to develop a portfolio diversified both across asset classes--stocks, bonds, and cash--and within asset classes. By complementing Windsor II with a low-cost, well-managed growth fund, for example, you're better positioned for the stock market's inevitable changes in leadership.

     Once you have an investment plan in place, it's wise to leave your selections relatively fixed and let time and compounding lead you toward your goals. We thank you for entrusting your hard-earned money to us.

Sincerely,


/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

May 9, 2002




-------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: OCTOBER 31, 2001-APRIL 30, 2002

                                                               DISTRIBUTIONS
                                                                 PER SHARE
                                                        -----------------------
                               STARTING       ENDING       INCOME       CAPITAL
                            SHARE PRICE  SHARE PRICE    DIVIDENDS         GAINS
-------------------------------------------------------------------------------
VANGUARD WINDSOR II FUND
Investor Shares               $  24.50      $  25.92     $  0.280      $  0.150
Admiral Shares                   43.50         46.02        0.517         0.265
-------------------------------------------------------------------------------

ADVISER'S REPORT

Vanguard Windsor II Fund returned 7.6% for the six-month period ended April 30, compared with an 8.9% return for the Russell 1000 Value Index.

THE INVESTMENT ENVIRONMENT

We have experienced quite a volatile market in the past six months. Obviously, we began the period following a sharp worldwide correction precipitated by the events of September 11. Depending on what benchmark you look at, the market is retesting the level it reached after the attacks, is up slightly, or is well above that point, but nevertheless the volatility is still there. The market has had a preference for small to midsize stocks.

     Even though the economy has bottomed and seems to be improving, investors no longer appear confident that increasing earnings will automatically translate into rising stock prices. Buyers of equities are becoming quite analytical about reported numbers, and the era of managed earnings and self-made revenues is over. The big credit-rating agencies are on a real rampage--a belated reaction to Enron, as the agencies fear they could be drawn into investors' legal actions as a potential source of funds. The rating agencies are now commenting on everything from off-balance-sheet financing to general business plans and accounting issues, yet they have provided no clear guidance as to what they expect from corporate borrowers. The brokerage industry is under siege by attorneys and other skeptics newly concerned about its investment-banking transactions, initial public offerings, and analyst recommendations.

     This atmosphere of distrust could continue for some time. The Nasdaq market surely doesn't seem a safe place to be. It is easy, on reflection, to see why investors are not very comfortable.

OUR SUCCESSES

Our most successful investments during the past six months included:

* SEARS. The retailer has been rewarded for internal improvements, and it continues to exceed analysts' expectations, which frankly are low in our view.

* ITT INDUSTRIES. This is one of the truly strong earnings stories in today's market. The company's exposure to the defense sector is a plus.

* CENDANT AND BOEING. Both have rebounded nicely from the September lows created by panicked sellers. These companies will improve with the economy.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks with below-average price/earnings ratios, above-average dividend yields, and the prospect of above-average total returns.
--------------------------------------------------------------------------------

* ENTERGY. The electric utility has a low price/earnings ratio, an increasing yield, relative insulation from the economy's troubles, and transparent accounting. All of these characteristics are currently valued by investors.

OUR SHORTFALLS

Among our missteps during the period were:

* KMART. Because we are value investors, we sometimes own companies in need of improvement--i.e., turnarounds. With a significant change in leadership at Kmart, we believed there was a good chance of improvement at this admittedly mediocre retailer. However, a combination of debt, poor marketing, lower sales in the critical holiday season, and waning confidence among vendors led Kmart to seek voluntary bankruptcy protection to reorganize its business. In the process, Kmart destroyed the equity holder.

* WILLIAMS COMPANIES AND MIRANT. These energy companies have been disasters not only because of the Enron fallout but because of downgrades by the rating agencies. We feel that, with normal weather, profitability will return to independent power providers.

* WATSON PHARMACEUTICALS. The drugmaker surprised investors by changing its business plans and destroying its near-term profitability.

* BRISTOL-MYERS SQUIBB. Like many drug companies, Bristol-Myers has seen its earnings peak, and its growth potential seems limited until new products in its pipeline make it through FDA approval. We will have to sit, wait, and add to this holding.

OUR PORTFOLIO POSITIONING

Amid a general flight to safety, our investment style has been favored. From time to time, there is real value in value investing.

     Our portfolio's price/earnings ratio is lower than those of the market and our benchmark index. We believe that the companies whose shares we own are poised for significant earnings improvements. Our high dividend yield should be a help in uncertain times. We feel that the fund is positioned to generate good relative returns.

JAMES P. BARROW, Portfolio Manager
BARROW, HANLEY, Mewhinney & Strauss, Inc.


May 15, 2002

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                                SIX MONTHS ENDED APRIL 30, 2002

ADDED                       COMMENTS
--------------------------------------------------------------------------------
MERCK                       The  drugmaker  is  a  high-quality  company with an
                            attractive  2.5% dividend yield and a good long-term
                            outlook.
--------------------------------------------------------------------------------
TYCO INTERNATIONAL*         This  became  a good value when the price dropped to
                            10  times  earnings. Selling  CIT Group  this summer
                            should solve Tyco's liquidity needs.
================================================================================
ELIMINATED
AON                         We   sold  because  we  lost faith  in  management's
                            ability to significantly improve profitability.
--------------------------------------------------------------------------------
BAKER HUGHES                We   sold   because  it  had generally fulfilled our
                            expectations,  even  though the drilling environment
                            is not robust. The P/E ratio was high in view of the
                            future performance we anticipate.
--------------------------------------------------------------------------------
KMART                       Upon detailed  analysis of the retailer's assets and
                            liabilities, we determined  there would be little if
                            any value left for the stockholder after the company
                            is   reorganized.  After   waiting  for  the extreme
                            pressure   on   the  stock  to  pass,  we exited the
                            position.
--------------------------------------------------------------------------------
SCHLUMBERGER                We  sold  this  energy  firm because  we believe its
                            diversification strategy has failed.
--------------------------------------------------------------------------------
WATSON PHARMACEUTICALS      We sold because we lost confidence in the management
                            team  and its ability to execute its strategy. We do
                            not  have  faith  that  management  can  sustain the
                            company's  growth  or  prevent  the competition from
                            eroding its business.
--------------------------------------------------------------------------------
*New holding.

                                                                     SEE PAGE 11
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                FUND'S HOLDINGS.

FUND PROFILE                                                AS OF APRIL 30, 2002
FOR WINDSOR II FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

-------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                    BEST         WILSHIRE
                                     FUND           FIT*             5000
-------------------------------------------------------------------------
Number of Stocks                      353            690            5,915
Median Market Cap                  $23.9B         $28.3B           $29.1B
Price/Earnings Ratio                19.9x          24.5x            31.5x
Price/Book Ratio                     2.4x           2.6x             3.1x
Yield                                               2.1%             1.4%
  Investor Shares                    1.9%
  Admiral Shares                     2.0%
Return on Equity                    19.8%          19.6%            21.5%
Earnings Growth Rate                 6.7%           5.2%            10.3%
Foreign Holdings                     3.9%           0.0%             0.0%
Turnover Rate                       39%**             --               --
Expense Ratio                                         --               --
  Investor Shares                 0.39%**
  Admiral Shares                  0.32%**
Cash Investments                     2.7%             --               --
-------------------------------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Philip Morris Cos., Inc.                3.0%
 (tobacco)
Entergy Corp.                           3.0
 (electric utilities)
Allstate Corp.                          2.8
 (insurance)
Sears, Roebuck & Co.                    2.6
 (retail)
Bank of America Corp.                   2.5
 (banking)
Washington Mutual, Inc.                 2.4
 (savings & loan)
Cendant Corp.                           2.4
 (commercial services)
Citigroup, Inc.                         2.4
 (banking)
Occidental Petroleum Corp.              2.3
 (oil)
American Electric Power Co., Inc.       2.2
 (electric utilities)
--------------------------------------------
Top Ten                                25.6%
--------------------------------------------

--------------------------------------------------------
VOLATILITY MEASURES
                              BEST              WILSHIRE
                   FUND       FIT*      FUND        5000
--------------------------------------------------------
R-Squared          0.88       1.00      0.20        1.00
Beta               1.00       1.00      0.40        1.00
--------------------------------------------------------

-----------------------------
INVESTMENT FOCUS

MARKET CAP              LARGE
STYLE                   VALUE
-----------------------------

--------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                        BEST    WILSHIRE
                             FUND       FIT*        5000
--------------------------------------------------------
Auto & Transportation        0.9%       3.6%        2.4%
Consumer Discretionary      13.7       11.3        15.4
Consumer Staples            10.4        7.1         7.4
Financial Services          28.2       32.1        21.7
Health Care                  4.3        5.5        13.8
Integrated Oils              8.0        8.5         3.7
Other Energy                 3.8        1.4         2.3
Materials & Processing       2.7        5.3         4.0
Producer Durables            4.3        4.1         3.9
Technology                   3.3        5.4        14.0
Utilities                   15.2       13.1         6.9
Other                        5.2        2.6         4.5
--------------------------------------------------------
*Russell 1000 Value Index.
**Annualized.
                                                         [PICTURE OF A COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         AS OF APRIL 30, 2002
  FOR WINDSOR II FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) OCTOBER 31, 1991-APRIL 30, 2002


              WINDSOR II FUND         RUSSELL 1000
              INVESTOR SHARES          VALUE INDEX

1992                     12.5                 10.7
1993                     19.5                 25.2
1994                      2.2                  0.8
1995                     23.1                 24.7
1996                     27.2                 23.7
1997                     31.3                 33.2
1998                     16.5                 14.8
1999                      4.6                 16.5
2000                      7.2                  5.5
2001                     -4.9                -11.9
2002*                     7.6                  8.9
--------------------------------------------------------------------------------
*Six months ended April 30, 2002.
Note:See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                              TEN YEARS
                                       ONE     FIVE ----------------------------
                    INCEPTION DATE    YEAR    YEARS   CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
Windsor II Fund
  Investor Shares        6/24/1985   3.30%   10.89%    11.02%     2.92%   13.94%
  Admiral Shares         5/14/2001  -2.92*       --        --        --       --
--------------------------------------------------------------------------------
*Return since inception.

FINANCIAL STATEMENTS
  APRIL 30, 2002 (UNAUDITED)
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
WINDSOR II FUND                                   SHARES                  (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.5%)+
--------------------------------------------------------------------------------
AUTO & Transportation (0.8%)
    General Motors Corp.                 $     2,479,968        $       159,090
    Union Pacific Corp.                          174,900                  9,934
    TRW, Inc.                                    139,200                  7,660
    PACCAR, Inc.                                 101,200                  7,233
*   Lear Corp.                                   126,500                  6,503
    Ford Motor Co.                               389,653                  6,234
*   FedEx Corp.                                   98,800                  5,105
    Norfolk Southern Corp.                       206,900                  4,434
    Southwest Airlines Co.                       159,400                  2,903
    Delta Air Lines, Inc.                         86,300                  2,391
    Autoliv, Inc.                                 91,500                  2,022
    Delphi Corp.                                  98,200                  1,527
*   Northwest Airlines Corp. Class A              63,700                  1,175
*   Continental Airlines, Inc. Class B            26,100                    679
    United Parcel Service, Inc.                    4,600                    276
    Tidewater Inc.                                 4,200                    183
    The Goodyear Tire & Rubber Co.                   600                     13
                                                                ---------------
                                                                $       217,362
                                                                ---------------
CONSUMER DISCRETIONARY (12.7%)
    Sears, Roebuck & Co.                      12,629,300                666,196
*   Cendant Corp.                             33,608,362                604,614
(1) Newell Rubbermaid, Inc.                   14,448,600                453,686
    Waste Management, Inc.                    14,973,197                394,394
    Gannett Co., Inc.                          3,866,600                283,422
    Wal-Mart Stores, Inc.                      3,360,600                187,723
*(1)Service Corp. International               28,426,800                111,149
*   Viacom Inc. Class B                        2,242,391                105,617
    The Walt Disney Co.                        4,514,532                104,647
*   Liberty Media Corp.                        8,340,842                 89,247
    Target Corp.                               1,441,500                 62,921
*   AOL Time Warner Inc.                       2,494,000                 47,436
    McDonald's Corp.                             307,200                  8,724
    Darden Restaurants Inc.                      202,600                  8,084
*   Tricon Global Restaurants, Inc.              125,400                  7,908
    Mattel, Inc.                                 358,500                  7,399
*   AutoNation, Inc.                             458,300                  7,333
    Wendy's International, Inc.                  193,900                  7,252
*   Harrah's Entertainment, Inc.                 142,300                  6,995
    Whirlpool Corp.                               89,900                  6,738
    Liz Claiborne, Inc.                          199,800                  6,252
    NIKE, Inc. Class B                           106,700                  5,690
*   Brinker International, Inc.                  162,900                  5,610
*   Jones Apparel Group, Inc.                    127,200                  4,954
*   Federated Department Stores, Inc.            113,400                  4,505
*   Mohawk Industries, Inc.                       69,900                  4,497
    Kimberly-Clark Corp.                          58,500                  3,809
    VF Corp.                                      75,600                  3,309
*   AutoZone Inc.                                 42,500                  3,230
    Avon Products, Inc.                           52,600                  2,938
*   Office Depot, Inc.                           142,300                  2,724
*   Foot Locker, Inc.                            169,100                  2,663
*   Outback Steakhouse                            71,000                  2,490
    Nordstrom, Inc.                              104,600                  2,454
    Gillette Co.                                  54,700                  1,941

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
WINDSOR II FUND                                   SHARES                  (000)
--------------------------------------------------------------------------------
*   Clear Channel Communications, Inc.   $        40,300        $         1,892
*   Mandalay Resort Group                         47,000                  1,685
    May Department Stores Co.                     46,837                  1,624
*   Republic Services, Inc. Class A               59,100                  1,170
    Alberto-Culver Co. Class B                    19,600                  1,070
    Viad Corp.                                    29,200                    890
*   USA Networks, Inc.                            27,400                    820
    The McGraw-Hill Cos., Inc.                    11,600                    742
    Starwood Hotels &
      Resorts Worldwide, Inc.                     15,500                    586
*   Allied Waste Industries, Inc.                 39,100                    475
    Tribune Co.                                   10,700                    473
*   Ticketmaster Class B                          16,500                    388
*   MGM Mirage, Inc.                               8,800                    353
    International Flavors &
      Fragrances, Inc.                             6,000                    193
*   Reebok International Ltd.                      1,700                     47
    Ross Stores, Inc.                              1,100                     45
                                                                ---------------
                                                                $     3,241,004
                                                                ---------------
Consumer Staples (9.6%)
    Philip Morris Cos., Inc.                  14,119,900                768,546
    Imperial Tobacco Group ADR                14,840,000                422,940
    ConAgra Foods, Inc.                       12,948,700                317,243
    Anheuser-Busch Cos., Inc.                  5,537,800                293,503
    The Procter & Gamble Co.                   2,757,600                248,901
    PepsiCo, Inc.                              3,473,400                180,269
*   Safeway, Inc.                              2,764,700                115,979
    H.J. Heinz Co.                             2,046,700                 85,941
    The Pepsi Bottling Group, Inc.               233,000                  6,673
    R.J. Reynolds Tobacco
      Holdings, Inc.                              83,600                  5,785
    The Clorox Co.                               129,100                  5,713
*   Smithfield Foods, Inc.                       237,000                  5,001
    SuperValu Inc.                               129,800                  3,894
    Adolph Coors Co. Class B                      57,200                  3,824
    The Coca-Cola Co.                             49,800                  2,764
    PepsiAmericas, Inc.                           53,300                    813
    Colgate-Palmolive Co.                         11,200                    594
    Coca-Cola Enterprises, Inc.                   16,500                    324
*   Constellation Brands, Inc. Class A             1,800                    109
    Sara Lee Corp.                                   500                     11
                                                                ---------------
                                                                $     2,468,827
                                                                ---------------
FINANCIAL SERVICES (26.1%)
 BANKS--NEW YORK CITY (1.9%)
    J.P. Morgan Chase & Co.                   13,624,904                478,234
    The Bank of New York Co., Inc.                79,700                  2,916

BANKS--OUTSIDE NEW YORK CITY (8.5%)
    Bank of America Corp.                      8,789,112                637,035
    PNC Financial Services Group               7,853,522                433,122
    Wells Fargo & Co.                          7,256,100                371,150
    National City Corp.                       10,273,200                320,524
    Wachovia Corp.                             4,452,202                169,362
    FleetBoston Financial Corp.                3,611,042                127,470
    Bank One Corp.                               486,800                 19,896
    U.S. Bancorp                                 530,822                 12,580
    Mellon Financial Corp.                       229,100                  8,651
    UnionBanCal Corp.                            155,774                  7,539
    Union Planters Corp.                         147,700                  7,401
    Marshall & Ilsley Corp.                      106,900                  6,804
    First Tennessee National Corp.               161,300                  6,236
    Hibernia Corp. Class A                       312,400                  6,232
    Fifth Third Bancorp                           88,900                  6,098
    AmSouth Bancorp                              268,400                  6,095
    City National Corp.                           92,200                  5,094
    Comerica, Inc.                                68,100                  4,280
    First Virginia Banks, Inc.                    52,200                  2,987
    Commerce Bancshares, Inc.                     65,304                  2,898
    State Street Corp.                            56,300                  2,877
    Trustmark Corp.                               88,900                  2,291
    SunTrust Banks, Inc.                          19,800                  1,346
    North Fork Bancorp, Inc.                      34,100                  1,317
    KeyCorp                                       37,200                  1,046
    BB&T Corp.                                    20,900                    796
    Regions Financial Corp.                       19,300                    677
    Wilmington Trust Corp.                         1,800                    114
    Popular, Inc.                                  3,000                     88
    FirstMerit Corp.                                 100                      3

DIVERSIFIED FINANCIAL SERVICES (4.8%)
    Citigroup, Inc.                           13,908,573                602,241
    John Hancock Financial
      Services, Inc.                           8,917,300                344,208
    The Goldman Sachs Group, Inc.              2,025,800                159,532
    Morgan Stanley Dean
      Witter & Co.                             2,295,800                109,556
    American Express Co.                         300,200                 12,311
    Merrill Lynch & Co., Inc.                    149,700                  6,278
    Metropolitan Life Insurance Co.              150,100                  5,124
    Household International, Inc.                 62,000                  3,614
    Marsh & McLennan Cos., Inc.                   21,900                  2,214

FINANCIAL--DATA PROCESSING SERVICES
    Deluxe Corp.                                 170,300                  7,473

FINANCIAL--INFORMATION SERVICES
*   The Dunn & Bradstreet Corp.                   46,500                  1,791

FINANCIAL--MISCELLANEOUS (1.4%)
    Fannie Mae                                 4,161,100                328,436
    Freddie Mac                                  137,500                  8,986
    MGIC Investment Corp.                         88,700                  6,330
    Fidelity National Financial, Inc.            196,830                  6,072
    H & R Block, Inc.                            128,900                  5,171

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                  SHARES                  (000)
--------------------------------------------------------------------------------
    Radian Group, Inc.                   $        98,300        $         5,102
    Ambac Financial Group, Inc.                   24,900                  1,565
    MBIA, Inc.                                     2,500                    135

FINANCIAL--SMALL LOAN (1.6%)
    USA Education Inc.                         4,157,600                398,506

INSURANCE--MULTILINE (5.1%)
    Allstate Corp.                            18,301,744                727,311
    American International
      Group, Inc.                              4,172,801                288,424
    The Hartford Financial Services
      Group Inc.                               2,053,000                142,273
    St. Paul Cos., Inc.                        2,715,800                135,274
    CIGNA Corp.                                   87,200                  9,505
    Old Republic International Corp.             193,500                  6,430
    Torchmark Corp.                              133,000                  5,438
    UnumProvident Corp.                           67,200                  1,898
    Reinsurance Group of America, Inc.             50,800                 1,641
    AFLAC Inc.                                    53,200                  1,591
    American Financial Group, Inc.                 6,100                    181
    Protective Life Corp.                          2,000                     64

INSURANCE--PROPERTY-CASUALTY (0.1%)
    Progressive Corp. of Ohio                    127,300                  7,320
    The PMI Group Inc.                            72,550                  5,885
    HCC Insurance Holdings, Inc.                   8,700                    226
    Erie Indemnity Co. Class A                     3,100                    135

REAL ESTATE INVESTMENT TRUST (0.1%)
    Public Storage, Inc. REIT                    148,600                  5,642
    Mack-Cali Realty Corp. REIT                  136,800                  4,487
    iStar Financial Inc. REIT                    102,500                  3,188
    New Plan Excel Realty Trust REIT             101,700                  1,988
    Kimco Realty Corp. REIT                       59,700                  1,916
    Simon Property Group, Inc. REIT               26,000                    878
    Hospitality Properties Trust REIT              8,600                    292
    Liberty Property Trust REIT                    8,600                    275
    Duke Realty Corp. REIT                         4,000                    105
    Plum Creek Timber Co. Inc. REIT                3,000                     91
    Arden Realty Group, Inc. REIT                    900                     25

RENT & Lease Services--Commercial

*   United Rentals, Inc.                          45,000                  1,147

SAVINGS & Loan (2.6%)
    Washington Mutual, Inc.                   16,447,649                620,570
    Golden West Financial Corp.                  112,800                  7,714
    Sovereign Bancorp, Inc.                      421,000                  6,075
    Green Point Financial Corp.                  102,600                  5,074
    Charter One Financial, Inc.                  137,000                  4,847
    Washington Federal Inc.                      173,240                  4,525
    Roslyn Bancorp, Inc.                         155,100                  3,570
    Astoria Financial Corp.                       89,300                  2,866
    Golden State Bancorp Inc.                     78,500                  2,590

SECURITIES BROKERS & Services
    Countrywide Credit Industries, Inc.          142,609                  6,661
    Bear Stearns Co., Inc.                        60,200                  3,729
    John Nuveen Co. Class A                        6,800                    394
                                                                ---------------
                                                                $     6,690,049
                                                                ---------------
HEALTH CARE (3.9%)
    Merck & Co., Inc.                          7,377,600                400,899
    Wyeth                                      4,027,500                229,568
    Bristol-Myers Squibb Co.                   5,435,600                156,545
    HCA Inc.                                   3,164,900                151,251
    Johnson & Johnson                            209,200                 13,360
*   Tenet Healthcare Corp.                       165,000                 12,106
    UnitedHealth Group Inc.                       90,400                  7,938
    AmerisourceBergen Corp.                       82,500                  6,394
    Mylan Laboratories, Inc.                     220,200                  5,831
    Abbott Laboratories                           98,300                  5,303
*   DaVita, Inc.                                 173,600                  4,500
*   Medicis Pharmaceutical Corp.                  74,100                  3,968
    Becton, Dickinson & Co.                       77,700                  2,888
*   Universal Health Services Class B             58,100                  2,705
    Eli Lilly & Co.                               24,600                  1,625
*   Boston Scientific Corp.                       58,200                  1,450
*   HEALTHSOUTH Corp.                             83,800                  1,265
    ICN Pharmaceuticals, Inc.                     17,700                    490
*   Cerner Corp.                                   8,800                    467
*   Cephalon, Inc.                                 7,900                    463
*   Zimmer Holdings, Inc.                         10,700                    371
*   Humana Inc.                                   15,500                    253
*   Sepracor Inc.                                  3,300                     42
                                                                ---------------
                                                                $     1,009,682
                                                                ---------------
INTEGRATED OILS (7.4%)
(1)   Occidental Petroleum Corp.              20,358,600                585,310
      Phillips Petroleum Co.                   8,812,000                527,046
      BP PLC ADR                               6,238,172                316,899
      ExxonMobil Corp.                         4,487,156                180,249
      ChevronTexaco Corp.                      1,673,543                145,113
      Conoco Inc.                              4,472,000                125,440
      Amerada Hess Corp.                          82,700                  6,358
      Marathon Oil Corp.                         125,900                  3,659
      Unocal Corp.                                49,900                  1,856
      Murphy Oil Corp.                               500                     47
                                                                ---------------
                                                                $     1,891,977
                                                                ---------------
OTHER ENERGY (3.5%)
    Transocean Sedco Forex Inc.               11,478,031                407,470
    Williams Cos., Inc.                       18,354,400                350,569
    El Paso Corp.                              3,165,000                126,600
    Apache Corp.                                 109,500                  6,387
    Valero Energy Corp.                          142,604                  6,155

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
WINDSOR II FUND                                   SHARES                  (000)
--------------------------------------------------------------------------------
    Sunoco, Inc.                         $        79,200        $         2,723
    Burlington Resources, Inc.                    23,200                  1,031
    Dynegy, Inc.                                  32,500                    585
*   Reliant Resources, Inc.                       27,300                    421
*   Newfield Exploration Co.                       4,900                    185
*   Varco International, Inc.                      4,500                     92
    Peabody Energy Corp.                           1,400                     38
                                                                ---------------
                                                                $       902,256
                                                                ---------------
MATERIALS & Processing (2.5%)
      Hanson PLC ADR                           5,326,950                194,966
      Dow Chemical Co.                         4,623,900                147,040
(1)   Millennium Chemicals, Inc.               7,368,142                100,575
(1)   Crompton Corp.                           6,238,569                 75,175
      Alcoa Inc.                               1,619,900                 55,125
      E.I. du Pont de Nemours & Co.              342,187                 15,227
      International Paper Co.                    255,100                 10,569
      Praxair, Inc.                              139,800                  7,983
*     Pactiv Corp.                               300,000                  6,201
      Lafarge North America Inc.                 125,300                  5,486
      Sigma-Aldrich Corp.                        103,000                  4,880
*     Smurfit-Stone Container Corp.              230,700                  3,747
      Rohm & Haas Co.                             94,900                  3,522
      Ashland, Inc.                               84,800                  3,462
      Temple-Inland Inc.                          58,800                  3,113
      Engelhard Corp.                             88,900                  2,704
      Masco Corp.                                 83,300                  2,341
      Lubrizol Corp.                              54,200                  1,869
      Bemis Co., Inc.                             20,700                  1,102
      MeadWestvaco Corp.                          30,893                    907
      Cabot Corp.                                 26,700                    796
*     Sealed Air Corp.                            16,800                    750
      Sherwin-Williams Co.                        23,300                    716
      Weyerhaeuser Co.                             4,900                    292
      Avery Dennison Corp.                         1,800                    115
      Ecolab, Inc.                                 2,200                     97
*     Security Capital Group Inc. Class B          2,500                     64
      Boise Cascade Corp.                          1,800                     61
                                                                ---------------
                                                                $       648,885
                                                                ---------------
PRODUCER DURABLES (4.0%)
    The Boeing Co.                            11,665,300                520,272
    Emerson Electric Co.                       5,675,300                303,004
    United Technologies Corp.                  2,218,696                155,686
    Lockheed Martin Corp.                        193,700                 12,184
    W.W. Grainger, Inc.                           92,900                  5,209
    Pitney Bowes, Inc.                           107,600                  4,530
    Goodrich Corp.                                80,600                  2,573
    Diebold, Inc.                                 61,500                  2,326
    Rockwell Collins, Inc.                        94,900                  2,261
    Pentair, Inc.                                 44,400                  2,156
*   Tektronix, Inc.                               81,600                  1,795
    Caterpillar, Inc.                             23,900                  1,305
    D. R. Horton, Inc.                            44,700                  1,153
    Lennar Corp.                                  13,800                    766
*   Polycom, Inc.                                 31,500                    650
*   Agilent Technologies, Inc.                    14,300                    430
    HON Industries, Inc.                           8,600                    257
    Parker Hannifin Corp.                          4,200                    210
*   Imagistics International Inc.                  3,008                     52
                                                                ---------------
                                                                $     1,016,819
                                                                ---------------
TECHNOLOGY (3.1%)
    Electronic Data Systems Corp.              3,180,800                172,590
    Raytheon Co.                               3,530,500                149,340
    International Business
      Machines Corp.                           1,503,700                125,950
    Hewlett-Packard Co.                        7,177,800                122,740
    Motorola, Inc.                             5,542,100                 85,348
*   Celestica, Inc.                            2,935,400                 81,311
    Compaq Computer Corp.                        621,300                  6,306
*   Micron Technology, Inc.                      210,000                  4,977
*   Storage Technology Corp.                     233,800                  4,812
*   National Semiconductor Corp.                 149,100                  4,700
    Autodesk, Inc.                               226,700                  4,169
*   Computer Sciences Corp.                       78,400                  3,516
*   Network Associates, Inc.                     176,800                  3,138
*   Intuit, Inc.                                  47,500                  1,861
    Harris Corp.                                  50,100                  1,814
*   UTStarcom, Inc.                               72,200                  1,769
*   3Com Corp.                                   303,500                  1,751
*   Unisys Corp.                                 113,200                  1,528
*   Integrated Device Technology Inc.             46,900                  1,315
    General Dynamics Corp.                         8,600                   835
*   PanAmSat Corp.                                30,600                    719
    Reynolds & Reynolds Class A                   21,800                    631
*   Compuware Corp.                               17,600                    138
                                                                ---------------
                                                                $       781,258
                                                                ---------------
UTILITIES (14.1%)
(1) Entergy Corp.                             16,297,800                756,218
    American Electric Power
      Co., Inc.                               12,402,060                568,014
(1) Public Service Enterprise
      Group, Inc.                             11,056,700                512,478
    Verizon Communications                     8,660,854                347,387
    Reliant Energy, Inc.                      13,414,100                 340,450
*(1)Mirant Corp.                              22,956,600                 277,316
    Southern Co.                               9,706,600                 275,182
    Duke Energy Corp.                          3,850,200                 147,578
    AT&T Corp.                                 7,683,645                100,809
    SBC Communications Inc.                    2,952,847                 91,715
    Exelon Corp.                               1,324,600                 71,926
    BellSouth Corp.                              545,400                 16,553
    PPL Corp.                                    422,300                 16,094
    TXU Corp.                                    169,800                  9,240
*   PG&E Corp.                                   325,900                  7,659
    FirstEnergy Corp.                            228,500                  7,609

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                  SHARES                  (000)
--------------------------------------------------------------------------------
    Pinnacle West Capital Corp.          $       128,400        $         5,626
    SCANA Corp.                                  173,600                  5,547
    Sempra Energy                                198,600                  5,078
    Conectiv, Inc.                               166,900                  4,162
*   Edison International                         190,000                  3,448
*   Comcast Corp.-Special Class A                120,600                  3,226
*   U.S. Cellular Corp.                           70,300                  2,777
    CMS Energy Corp.                             131,600                  2,548
    Allete, Inc.                                  80,800                  2,468
    Alliant Energy Corp.                          86,900                  2,455
    Sprint Corp.                                 153,300                  2,430
    Wisconsin Energy Corp.                        77,300                  2,010
*   WorldCom Inc.-WorldCom Group                 796,122                  1,974
    Questar Corp.                                 58,200                  1,624
    Dominion Resources, Inc.                      24,300                  1,614
    Telephone & Data Systems, Inc.                16,500                  1,419
    IDACORP, Inc.                                 32,200                  1,218
    Potomac Electric Power Co.                    49,600                  1,134
    Aquila, Inc.                                  60,615                    972
    ALLTEL Corp.                                  14,800                    733
    CenturyTel, Inc.                              21,500                    596
*   Adelphia Communications Corp.
      Class A                                     96,100                    579
    Progress Energy, Inc.                          8,400                    436
*   BroadWing Inc.                                58,300                    385
    Constellation Energy Group, Inc.              10,500                    335
    KeySpan Corp.                                  8,200                    289
    Puget Energy, Inc.                             8,400                    174
                                                                ---------------
                                                                $     3,601,485
                                                                ---------------
OTHER (4.8%)
(1)   ITT Industries, Inc.                     7,603,400                531,174
      Tyco International Ltd.                 14,819,800                273,425
      Honeywell International Inc.             4,981,800                182,732
      General Electric Co.                     4,424,400                139,590
      Textron, Inc.                            1,001,100                 49,234
      Fortune Brands, Inc.                       178,700                  9,339
      Johnson Controls, Inc.                      88,600                  7,642
      Illinois Tool Works, Inc.                  102,200                  7,369
      3M Co.                                      56,500                  7,108
*     Thermo Electron Corp.                      271,500                  5,131
      Teleflex Inc.                               32,500                  1,837
      Georgia Pacific Group                       25,400                    736
      Wesco Financial Corp.                          470                    149
                                                                ---------------
                                                                $     1,215,466
                                                                ---------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $19,335,555)                                          $    23,685,070
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (7.4%)+
--------------------------------------------------------------------------------
Vanguard Index Participation
    Equity Receipts--
    Total Stock Market                   $     3,489,100        $       353,725

                                             FACE AMOUNT
                                                   (000)
                                         ---------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 1.79%, 8/23/2002                     $        10,000                  9,944
(2) 1.83%, 7/31/2002                              50,000                 49,782

REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    1.92%, 5/1/2002                            1,467,791              1,467,791
    1.92%, 5/1/2002--Note G                        1,256                  1,256
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
    (Cost $1,872,053)                                           $     1,882,498
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
    (Cost $21,207,608)                                          $    25,567,568
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    326,942
Liabilities--Note G                                                    (303,057)
                                                                ----------------
                                                                $        23,885
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                               $    25,591,453
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
+ The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 97.3% and 2.6%, respectively, of net assets. See Note F in Notes to Financial Statements.
(1) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $3,403,081,000.
(2) Securities with an aggregate value of $59,726,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------

                                                                         AMOUNT
WINDSOR II FUND                                                           (000)
--------------------------------------------------------------------------------
AT APRIL 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                 $    21,284,898
Undistributed Net Investment Income                                     137,614
Accumulated Net Realized Losses                                        (155,295)
Unrealized Appreciation
    (Depreciation)--Note F
      Investment Securities                                           4,359,960
      Futures Contracts                                                 (35,724)
--------------------------------------------------------------------------------
NET ASSETS                                                      $    25,591,453
================================================================================

Investor Shares--Net Assets
Applicable to 879,042,426 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                   $    22,785,110
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                     $         25.92
================================================================================

Admiral Shares--Net Assets
Applicable to 60,981,854 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                   $     2,806,343
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                      $         46.02
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                WINDSOR II FUND
                                                SIX MONTHS ENDED APRIL 30, 2002
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                   $       283,857
   Interest                                                              13,906
   Security Lending                                                          38
--------------------------------------------------------------------------------
     Total Income                                               $       297,801
--------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B
     Basic Fee                                                           15,543
     Performance Adjustment                                               1,945
   The Vanguard Group--Note C
     Management and Administrative
       Investor Shares                                                   25,640
       Admiral Shares                                                     2,117
     Marketing and Distribution
       Investor Shares                                                    1,563
       Admiral Shares                                                       115
   Custodian Fees                                                           166
   Auditing Fees                                                              8
   Shareholders' Reports
       Investor Shares                                                      334
       Admiral Shares                                                        31
   Trustees' Fees and Expenses                                               12
--------------------------------------------------------------------------------
     Total Expenses                                                      47,474
     Expenses Paid Indirectly--Note D                                    (1,788)
--------------------------------------------------------------------------------
     Net Expenses                                               $        45,686
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   252,115
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold*                                         (205,774)
   Futures Contracts                                                     (1,023)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (206,797)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                              1,720,925
   Futures Contracts                                                     16,683
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                $     1,737,608
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $     1,782,926
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies were $67,418,000 and $(555,784,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                      WINDSOR II FUND
                                         ---------------------------------------
                                              SIX MONTHS                   YEAR
                                                   ENDED                  ENDED
                                           APR. 30, 2002          OCT. 31, 2001
                                                   (000)                  (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                 $       252,115        $       529,168
   Realized Net Gain (Loss)                     (206,797)               172,366
   Change in Unrealized Appreciation
     (Depreciation)                            1,737,608             (1,976,080)
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net
     Assets Resulting from Operations          1,782,926             (1,274,546)
--------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income
     Investor Shares                            (243,603)              (521,004)
     Admiral Shares                              (26,230)               (11,567)
   Realized Capital Gain
     Investor Shares                            (130,500)            (1,083,480)
     Admiral Shares                              (13,444)                    --
--------------------------------------------------------------------------------
     Total Distributions                 $      (413,777)       $    (1,616,051)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
     Investor Shares                              43,707                 52,333
     Admiral Shares                              644,001              2,302,955
--------------------------------------------------------------------------------
     Net Increase (Decrease) from
     Capital Share Transactions                  687,708              2,355,288
--------------------------------------------------------------------------------
   Total Increase (Decrease)             $     2,056,857        $      (535,309)
--------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                        23,534,596             24,069,905
--------------------------------------------------------------------------------
   End of Period                         $    25,591,453        $    23,534,596
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

WINDSOR II FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED ---------------------------------------------------------
THROUGHOUT EACH PERIOD                     APRIL 30, 2002       2001        2000        1999        1998       1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   24.50  $   27.58   $   29.03   $   31.07   $   29.36  $  24.04
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                             .258       .564         .64         .64         .65       .64
   Net Realized and Unrealized Gain (Loss)
     on Investments                                 1.592     (1.819)       1.08         .73        3.91      6.47
-------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations               1.850     (1.255)       1.72        1.37        4.56      7.11
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income             (.280)     (.585)       (.67)       (.74)       (.66)     (.63)
   Distributions from Realized Capital Gains        (.150)    (1.240)      (2.50)      (2.67)      (2.19)    (1.16)
-------------------------------------------------------------------------------------------------------------------
     Total Distributions                            (.430)    (1.825)      (3.17)      (3.41)      (2.85)    (1.79)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $25.92     $24.50      $27.58      $29.03      $31.07    $29.36
===================================================================================================================

TOTAL RETURN                                        7.60%     -4.89%       7.22%       4.57%      16.51%    31.27%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)              $22,785    $21,495     $24,070     $30,541     $29,639   $22,568
Ratio of Total Expenses to
     Average Net Assets                            0.39%*      0.40%       0.37%       0.37%       0.41%     0.37%
Ratio of Net Investment Income to
     Average Net Assets                            2.04%*      2.10%       2.36%       2.08%       2.16%     2.49%
Portfolio Turnover Rate                              39%*        33%         26%         26%         31%       30%
===================================================================================================================
*Annualized.

WINDSOR II FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                     SIX MONTHS       MAY 14* TO
                                                          ENDED         OCT. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    APR. 30, 2002             2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  43.50        $  50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .475            .408
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        2.827          (6.433)
--------------------------------------------------------------------------------
    Total from Investment Operations                      3.302          (6.025)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.517)          (.475)
  Distributions from Realized Capital Gains               (.265)             --
--------------------------------------------------------------------------------
    Total Distributions                                   (.782)          (.475)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $  46.02        $  43.50
================================================================================

TOTAL RETURN                                              7.64%         -12.16%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                   $2,806          $2,039
  Ratio of Total Expenses
    to Average Net Assets                               0.32%**         0.35%**
  Ratio of Net Investment Income
    to Average Net Assets                               2.07%**         1.83%**
  Portfolio Turnover Rate                                 39%**             33%
================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open- end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, LLC; and Tukman Capital Management, Inc., provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees thus computed for each adviser are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Barrow, Hanley, Mewhinney & Strauss, Inc., the S&P 500/Barra Value Index; for Equinox Capital Management, LLC, the Russell 1000 Value Index; and for Tukman Capital Management, Inc., the S&P 500 Index.

     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $321,000 for the six months ended April 30, 2002.

     For the six months ended April 30, 2002, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of average net assets before an increase of $1,945,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2002, the fund had contributed capital of $4,647,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 4.65% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.


D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $1,787,000 and $1,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the six months ended April 30, 2002, the fund purchased $4,954,754,000 of investment securities and sold $4,551,785,000 of investment securities, other than temporary cash investments.


F. At April 30, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $4,359,960,000, consisting of unrealized gains of $5,854,481,000 on securities that had risen in value since their purchase and $1,494,521,000 in unrealized losses on securities that had fallen in value since their purchase.

     At April 30, 2002, the aggregate settlement value of open futures contracts expiring in June 2002 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                             (000)
                                               ---------------------------------
                                                  AGGREGATE           UNREALIZED
                                 NUMBER OF       SETTLEMENT         APPRECIATION
FUTURES CONTRACTS           LONG CONTRACTS            VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                        3,004         $808,977            $(36,672)
S&P MidCap 400 Index                   180           48,497                 948
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. The market value of securities on loan to broker/dealers at April 30, 2002, was $1,072,000, for which the fund held cash collateral of $1,256,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:



                                          SIX MONTHS ENDED         YEAR ENDED
                                           APRIL 30, 2002       OCTOBER 31, 2001
                                     ----------------------  -------------------
                                     AMOUNT       SHARES      AMOUNT      SHARES
                                      (000)        (000)       (000)       (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                        $ 1,649,802    $  64,066 $ 3,899,774  $ 144,533
  Issued in Lieu of
    Cash Distributions              359,725       14,241   1,532,452     58,813
  Redeemed                       (1,965,820)     (76,587) (5,379,893)  (198,642)
                                ------------------------------------------------
    Net Increase (Decrease)--
      Investor Shares                43,707        1,720      52,333      4,704
                                ------------------------------------------------
Admiral Shares
  Issued                            744,643       16,317   2,342,727     47,778
  Issued in Lieu of
    Cash Distributions               35,992          803       9,811        200
  Redeemed                         (136,634)      (3,014)    (49,583)    (1,102)
                                ------------------------------------------------
    Net Increase (Decrease)--
      Admiral Shares            $   644,001    $  14,106 $ 2,302,955  $  46,876
--------------------------------------------------------------------------------

                                                         [PICTURE OF A COMPUTER]

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

  Consider the benefits of using Vanguard.com.
On our website, you can:

  * Choose to stop receiving fund reports and prospectuses via U.S. mail, and view them online instead.
  * Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.


HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online
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sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to have us mail out only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, an update on Vanguard investments, services, and online resources, delivered every month and whenever there's breaking news.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting); University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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